UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2024

COLLEGIUM PHARMACEUTICAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-37372	03-0416362
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Technology Center Drive
Suite 300
Stoughton, MA 02072
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 713-3699

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	COLL	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On July 28, 2024, Collegium Pharmaceutical, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Carrera Merger Sub Inc., an exempted company registered by way of continuation under the laws of the Cayman Islands and wholly owned subsidiary of the Company (“Merger Sub”), Ironshore Therapeutics Inc., an exempted company registered by way of continuation under the laws of the Cayman Islands (“Ironshore”) and Shareholder Representative Services LLC, a Colorado limited liability company, acting solely in its capacity as the representative, agent and attorney-in-fact of the securityholders of the Ironshore. Upon the closing of the acquisition (the “Closing”) on September 3, 2024 (the “Closing Date”), Merger Sub merged with and into Ironshore, with Ironshore continuing as the surviving company and a wholly-owned subsidiary of the Company (the “Merger”). This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed on September 4, 2024 (the “September Form 8-K”) to provide the financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

The text of the September Form 8-K is incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the September Form 8-K.

The pro forma financial information included in this report has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company and Ironshore would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of the Business Acquired.

The audited consolidated financial statements of Ironshore as of and for the year ended December 31, 2023, the related notes thereto, and related report of Ernst & Young LLP, Ironshore’s independent auditors, as set forth in their report thereon, are attached as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

The unaudited consolidated financial statements of Ironshore as of and for the six months ended June 30, 2024 and the related notes thereto are attached as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2024, and for the year ended December 31, 2023, related to the Company’s acquisition of Ironshore are attached as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(d) Exhibits.

23.1	Consent of Ernst & Young LLP, independent auditors of Ironshore Therapeutics Inc.

99.1	Audited Financial Statements of Ironshore Therapeutics Inc. as of and for the year ended December 31, 2023 and unaudited financial statements of Ironshore Therapeutics Inc. as of and for the six months ended June 30, 2024

99.2	Unaudited Pro Forma Condensed Combined Financial Information for the year ended December 31, 2023 and the period ended September 30, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2024	Collegium Pharmaceutical, Inc.

	By:	/s/ Colleen Tupper
Name: Colleen Tupper
Title: Executive Vice President and Chief Financial Officer